UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 16, 2006
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA	91-1826900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas	77025
(Address of principal executive offices)	(Zip Code)

(800) 579-2302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Stage Stores, Inc. Begins Trading on the New York Stock Exchange

On March 16, 2006, Stage Stores, Inc. (the "Company") issued a news release announcing that it began trading its Common Stock on the New York Stock Exchange (the "NYSE") under the symbol "SSI". The Company's Common Stock had been trading on the NASDAQ National Market under the symbol "STGS" since January 8, 2002. Its Series A and Series B Warrants, which have also traded on the NASDAQ National Market since January 8, 2002 under the symbols "STGSW" and "STGSZ", respectively, will not move to the NYSE since they will expire on August 23, 2006.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99	News Release issued by Stage Stores, Inc. on March 16, 2006 announcing that it began trading its Common Stock on the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

March 20, 2006	/s/ Michael E. McCreery
(Date)	Michael E. McCreery
Executive Vice President and
Chief Financial Officer